                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant:                        [X]
Filed by a Party other than the Registrant: [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement


[X]      Definitive Proxy Statement


[ ]      Definitive Additional Materials

[ ]      Soliciting Materials Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                                  PROBEX CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                                                   NOTICE OF 2001 ANNUAL MEETING
                                                        ON FEBRUARY 28, 2001 AND
                                                                 PROXY STATEMENT

                                 [PROBEX LOGO]

                                  PROBEX CORP.
                               One Galleria Tower
                           13355 Noel Road, Suite 1200
                               Dallas, Texas 75240
                            Telephone (972) 788-4772
                               Fax (972) 980-8545


                                                                January 29, 2001


Dear Probex Corp. Stockholder:


         You are cordially invited to attend our Annual Meeting of Stockholders on February 28, 2001, in Dallas, Texas. This meeting will be held at The University Club, 6th Floor, 13350 Dallas Parkway, Dallas, Texas 75240 (please use the elevators located in front of Macy's department store inside the Galleria), at 10:30 a.m. (Central Standard Time). At the meeting, you will hear a report on our business and have a chance to meet a number of our directors and officers.


         This booklet includes the formal notice of the meeting and the Proxy Statement. The Proxy Statement tells you about the matters to be addressed and the procedures for voting at the meeting. It also describes how the Board operates, gives personal information about our director candidates, sets forth proposals to be voted upon, and provides additional information about us.


         We hope you can join us on February 28th. Whether or not you can attend, please read the enclosed Proxy Statement. When you have done so, please mark your votes on the enclosed proxy, sign and date the proxy, and return it to us. Your vote is important, so please return your proxy as soon as possible.


                                             Sincerely,

                                             /s/ CHARLES M. RAMPACEK
                                             -------------------------
                                             Charles M. Rampacek
                                             Chairman of the Board,
                                             President and Chief
                                             Executive Officer

                           NOTICE AND PROXY STATEMENT

                                 [PROBEX LOGO]

                                  PROBEX CORP.
                               One Galleria Tower
                           13355 Noel Road, Suite 1200
                               Dallas, Texas 75240

                                January 29, 2001


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 28, 2001


         We will hold our Annual Meeting of Stockholders at The University Club, 6th Floor, 13350 Dallas Parkway, Dallas, Texas 75240 (please use the elevators located in front of Macy's inside the Galleria), at 10:30 a.m., local time.


         We are holding this meeting:


         o To elect six directors for one, two or three year terms, subject to stockholder approval of Proposal Two. If stockholders do not approve Proposal Two, all six directors will be elected for one year terms;


         o To approve an amendment to our Certificate of Incorporation to provide for a classified Board of Directors;

         o To approve an amendment to our Certificate of Incorporation to remove the ability of stockholders to act by written consent in lieu of a special or annual meeting;

         o To approve the issuance of up to 25 million shares of the Company's common stock upon conversion of the Company's preferred stock to be offered and sold in one or more private placement transactions, subject to the terms outlined in this Proxy Statement;

         o To approve an amendment to our 1999 Omnibus Stock and Incentive Plan, as amended and restated, to increase the number of shares available under such plan;

         o To ratify the appointment of Ernst & Young LLP as our independent auditors; and

         o To transact any other business that properly comes before the meeting.

         Your Board of Directors has selected January 12, 2001 as the record date for determining stockholders entitled to vote at the meeting. A list of stockholders on that date will be available for inspection at our offices located at One Galleria Tower, 13355 Noel Road, Suite 1200, Dallas, Texas for ten days before the meeting.


         This Notice and Proxy Statement are being distributed to stockholders on or about January 30, 2001. A copy of the Annual Report was mailed to you on or about January 19, 2001.

                                             By Order of the Board of Directors

                                             /s/ CHARLES M. RAMPACEK
                                             -----------------------------------
                                             Charles M. Rampacek
                                             Chairman of the Board, President
                                             and Chief Executive Officer

                                TABLE OF CONTENTS

                                                                                                 Page
                                                                                                 ----

GENERAL INFORMATION  ..............................................................................  1

PROPOSAL ONE - ELECTION OF DIRECTORS ..............................................................  3
     Director Compensation.........................................................................  6
     Board Committees..............................................................................  6
     Executive Officers............................................................................  7
     Other Significant Employees...................................................................  8
     Terms of Office and Relationships.............................................................  8
     Security Ownership of Management..............................................................  9
     Principal Stockholders........................................................................ 11
     Compensation Committee Report on Executive Compensation....................................... 12
     Executive Compensation ....................................................................... 13
     Audit Committee Report........................................................................ 17
     Section 16(a) Beneficial Ownership Reporting Compliance....................................... 17
     Certain Relationships and Related Transactions................................................ 18

PROPOSAL TWO -  AMENDMENT TO THE CERTIFICATE OF
     INCORPORATION TO PROVIDE FOR A CLASSIFIED
     BOARD OF DIRECTORS............................................................................ 20

PROPOSAL THREE -- AMENDMENT TO THE CERTIFICATE
     OF INCORPORATION TO REMOVE STOCKHOLDER
     ACTION BY CONSENT............................................................................. 21

PROPOSAL FOUR -  APPROVAL OF THE ISSUANCE OF UP
     TO 25 MILLION SHARES OF THE COMPANY'S
     COMMON STOCK.................................................................................. 22

PROPOSAL FIVE - AMENDMENT TO THE 1999 OMNIBUS
     STOCK AND INCENTIVE PLAN, AS AMENDED AND
     RESTATED, TO INCREASE THE NUMBER OF SHARES
     AVAILABLE UNDER THE PLAN...................................................................... 24

PROPOSAL SIX - RATIFICATION OF THE APPOINTMENT
     OF ERNST & YOUNG LLP AS THE COMPANY'S
     INDEPENDENT AUDITORS.......................................................................... 29

OTHER BUSINESS .................................................................................... 29

SUBMISSION OF STOCKHOLDER PROPOSALS ............................................................... 29

INDEPENDENT AUDITORS............................................................................... 29

ADDITIONAL INFORMATION AND QUESTIONS............................................................... 29

EXHIBIT A --      Amendment to Certificate of Incorporation (Classified Board)

EXHIBIT B --      Amendment to Certificate of Incorporation (Action by Stockholder Consent)

EXHIBIT C --      Audit Committee Charter

                               GENERAL INFORMATION

Q:       Who is soliciting my proxy?


A: We--the Board of Directors of Probex Corp.--are sending you this Proxy Statement in connection with our solicitation of proxies for use at our February 28, 2001, Annual Meeting of Stockholders and at any adjournment of the meeting. Certain of our officers and employees also may solicit proxies on our behalf by mail, phone, fax or in person.


Q:       Who is paying for this solicitation?

A: We will pay for the solicitation of proxies, including out-of-pocket expenses estimated to be $15,000. We also will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses to forward our proxy materials to the beneficial owners of our common stock.

Q:       What am I voting on?

A:       You are voting on the following:

         o The election of six directors. If you approve Proposal Two, the directors will serve in staggered terms of one, two and three years. If you do not approve Proposal Two, the directors will be elected for one year terms;

         o The proposal to amend our Certificate of Incorporation to provide for a classified Board of Directors;

         o The proposal to amend our Certificate of Incorporation to remove the ability of stockholders to act by written consent;


         o The proposal to approve the issuance of up to 25 million shares of our common stock;


         o The proposal to amend our 1999 Omnibus Stock and Incentive Plan, as amended and restated, to increase the number shares available under such plan; and

         o The ratification of the appointment of Ernst & Young LLP as our independent auditors.

Q:       Who can vote?

A: Stockholders of record of our common stock at the close of business on January 12, 2001, are entitled to vote at the meeting. Each stockholder is entitled to cast one vote for each share of common stock owned.

Q.       How do I vote?

A. You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting. If you have shares held by a broker or other nominee, you may instruct your broker or nominee to vote your shares by following the instructions that the broker or nominee provides you. Most brokers offer voting by mail, telephone and Internet.

Q.       How do proxies work?

A. The Board of Directors of Probex Corp. is asking for your proxy. Giving your proxy to the persons named by us means you authorize them to vote your shares at the meeting in the manner you direct.

         If you sign and return the enclosed proxy card but do not specify how your shares are to be voted, your shares will be voted FOR the election of each of the six directors nominated for one, two and three year terms, FOR the proposal to amend our Certificate of Incorporation to provide for a classified Board of Directors, FOR the proposal to amend our Certificate of Incorporation to remove the ability of stockholders to act by written consent, FOR the proposal to approve the issuance of up to 25 million shares of our common stock, FOR the proposal to amend our 1999 Omnibus Stock and Incentive Plan, as amended and restated, to increase the numbers of shares available under such plan, and FOR the ratification of the appointment of Ernst & Young LLP as our independent auditors.

Q:       What constitutes a quorum?

A: On January 12, 2001, we had 26,226,534 shares of common stock, $0.001 par value per share, outstanding. Voting can take place at the Annual Meeting only if stockholders owning a majority of the voting power of the common stock (that is, a majority of the total number of votes entitled to be cast) are present, either in person or by proxy. If you do not vote, or if a broker holding your shares in "street" or "nominee" name indicates to us on a proxy that you have not voted and it lacks discretionary authority to vote your shares, we will not consider your shares as present or entitled to vote for any purpose.

         You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. If you also hold shares through a broker or other nominee, you may also get material from them asking how you want to vote. To be sure that all of your shares are voted, we encourage you to respond to each request you receive.

Q.       How do I revoke a proxy?

A. You may revoke your proxy before it is voted by submitting a new proxy with a later date; by voting in person at the meeting; or by notifying Probex's Secretary in writing at the address listed on the cover letter.

Q.       Will my shares be voted if I don't sign a proxy?

A. If you hold your shares directly in your own name, they will not be voted unless you provide a signed proxy. Under certain circumstances, shares which you own that are held by a broker may be voted even if you do not provide voting instructions to the broker. Brokerage firms have the authority under the American Stock Exchange rules to vote customers' unvoted shares on certain "routine" matters. The election of directors and the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors are considered to be "routine" matters, and, therefore, your broker has the authority to vote your unvoted shares for or against the directors nominated and the ratification of the appointment of Ernst & Young LLP. The proposal to amend our Certificate of Incorporation to provide for a classified Board of Directors, the proposal to amend our Certificate of Incorporation to remove the ability of stockholders to act by written consent, the proposal to approve the issuance of up to 25 million shares of our common stock, and the proposal to amend our 1999 Omnibus Stock and Incentive Plan, as amended and restated, to increase the number of shares available under such plan, are not "routine" matters, and, therefore, your shares will not be voted on these matters if your proxy is not signed.

Q.       How many votes are needed for approval?

A. The six director candidates receiving the most "FOR" votes will be elected to the six seats on the Board to be filled at the meeting. The terms of the six directors will either be for one-year terms or one, two and three years terms, subject to the results of Proposal Two submitted to stockholders by this Proxy Statement. Abstentions, withholding authority to vote for a candidate and broker non-votes will only reduce the number of votes a candidate receives.

         Approval of the amendments to our Certificate of Incorporation to provide for a classified Board of Directors and to remove the ability of stockholders to act by written consent, each requires the affirmative vote of a majority of the shares outstanding. For this purpose, an abstention and a broker non-vote will have the same effect as a vote against the proposal.

         Approval of the issuance of up to 25 million shares of our common stock, the amendment to the 1999 Omnibus Stock and Incentive Plan, as amended and restated, to increase the number of shares available under such plan, and the ratification of the appointment of Ernst & Young LLP as our independent auditors, each requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the meeting. For this purpose, an abstention will have the same effect as a vote against the proposals. Broker non-votes will not be counted as a vote either for or against the proposals and will not be counted in determining the number of shares entitled to vote on the proposals.

         A "broker non-vote" occurs when a broker submits a proxy but does not vote for or against a matter. This will occur when the beneficial owner has not instructed the broker how to vote and the broker does not have discretionary authority to vote in the absence of instructions.

Q:       What should I do if I want to attend in person?

A: Only stockholders of record, their proxy holders, and invited guests may attend the meeting. If you wish to vote in person and your shares are held by a broker or nominee, you will need to obtain a proxy from the broker or nominee authorizing you to vote your shares held in their name.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         Our Board of Directors has nominated the six director candidates named below.

         Our Board of Directors oversees the management of the Company on your behalf. The Board reviews the Company's long-term strategic plans and exercises direct decision-making authority on key issues, such as the terms of material agreements. Just as important, the Board chooses the Chief Executive Officer, sets the scope of his authority to manage the Company's day-to-day operations, and evaluates his performance.


         Four of our six nominees are outside directors, meaning those who are not otherwise current employees of the Company. Of these four nominees, at least two, and perhaps three, are independent directors, as set forth by the rules of the American Stock Exchange, on which our common stock is listed. Independent directors are not employees of the Company and are, in the view of our Board of Directors, free of any relationship that would interfere with the exercise of independent judgment. The following persons are not considered to be independent: (a) a director who is employed by the Company or any of its affiliates for the current year or any of the past three years; (b) a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation; (c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer (immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home); (d) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and (e) a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.


         Our Certificate of Incorporation and Bylaws currently provide for one class of directors, who serve one year terms expiring at the annual meeting of stockholders following their election. The Company is submitting a proposal (Proposal Two) to stockholders to amend the Company's Certificate of Incorporation to provide for a classified Board of Directors. If the amendment to the Company's Certificate of Incorporation with respect to a classified Board is approved by stockholders, the directors will be nominated for terms of one, two and three years as listed below. If the amendment to our Certificate of Incorporation is not approved by stockholders, then each director will be nominated for a one-year term to expire at the annual meeting of stockholders one year following their election. Our Board of Directors has nominated for re-election all of the persons currently serving as directors, whose terms are expiring at this annual meeting of stockholders, and one new director, who is an independent director. Personal information on each of our nominees is given below.

         Our Board of Directors met 13 times during our fiscal year ended September 30, 2000. On average, our directors attended 100% of the Board and committee meetings held during our fiscal year ended September 30, 2000. No voting director attended fewer than 75% of the meetings of the Board and the Board committees on which the director served.


   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR ELECTION AS DIRECTORS DESCRIBED BELOW.



NOMINEES FOR ELECTION AS CLASS I DIRECTORS (TERMS EXPIRING IN 2002)

THOMAS G. PLASKETT         Mr. Plaskett served as Chairman of the Board of
(age 57)                   Probex from September 1997 until December 2000. He
                           has been a director of the Company since June 1994, and was the interim President and Chief Executive
                           Officer of the Company from October 1999 until August
                           2000. Mr. Plaskett has broad-based experience at senior levels of major corporations, having served as Chairman of the Board of Greyhound Lines, Inc.,
                           Chairman and CEO of Pan Am Corporation and President and CEO of Continental Airlines. He is presently a director of Radio Shack and Smart and Final Inc. From
                           1992 to 1996, Mr. Plaskett was a director of Neostar
                           Retail Group, Inc. (formerly Babbage's, Inc.) and served as Chairman of Neostar Retail Group, Inc. from
                           September 1996 to December 1996. Neostar Retail
                           Group, Inc. filed a petition for reorganization under Chapter 11 of the Federal bankruptcy laws in September 1996.

THOMAS G. MURRAY           Mr. Murray formed the predecessor of Probex in July
(age 42)                   1993 and was the President and CEO of Probex from
                           March 1994 through September 1997 and CEO from
                           October 1997 through September 1999. After September
                           1999, he served as a Senior Vice President of the Company until June 2000. He has been a director of the Company since 1994 and is currently a private investor.

NOMINEES FOR ELECTION AS CLASS II DIRECTORS (TERMS EXPIRING IN 2003)

ANTHONY J. MASELLI         Mr. Maselli has been a director of the Company since
(age 38)                   June 1998. He is the founder and Managing Director of
                           HSB Engineering Finance Corporation, and a Vice
                           President of Hartford Steam Boiler Inspection &
                           Insurance, Technology Risks Department. Mr. Maselli has been with HSB since 1995. Prior to joining HSB, he worked for United American Energy Corporation and for Consolidated Edison of New York. Mr. Maselli has experience in technology assessment, project evaluation and all aspects of project development, including project finance. He has been the key individual in the development of several large industrial projects, including independent power projects, manufacturing facilities and private corporation development.

K. BRUCE JONES             Mr. Jones has been a director of the Company since
(age 57)                   May 1994. He is the founder and Managing Principal of
                           K.Bruce Jones and Associates, an investment management firm. He has extensive experience in the operation and financial management of emerging growth companies.

NOMINEES FOR ELECTION AS CLASS III DIRECTORS (TERMS EXPIRING IN 2003)

CHARLES M. RAMPACEK        Mr. Rampacek, our Chairman, Chief Executive Officer
(age 57)                   and President, joined the Company's Board in April
                           2000. He was named President and CEO in August 2000 and assumed the additional responsibility of Chairman in December 2000. Mr. Rampacek was the President and
                           Chief Executive Officer of Lyondell-Citgo Refining,
                           LP, a joint venture of Citgo Petroleum Corporation and Lyondell Chemical Company since 1996.

                           From 1982 to 1995, he held various executive positions for Tenneco, Inc., and its energy- related subsidiaries, including President of Gas Pipeline Transportation, Executive Vice President of Gas Pipeline Operations and Senior Vice President of Refining & Supply. Prior to that, Mr. Rampacek held various positions with Exxon Company USA for 16 years. Additionally, Mr. Rampacek serves as a director of Flowserve Corporation.

Dr. Bob G. Gower           Dr. Gower is a new nominee to the Company's Board of
(age 63)                   Directors. He is the retired President and CEO of
                           Lyondell Petrochemical Company. Dr. Gower became the
                           President of Lyondell Petrochemical Company when it was formed in April 1985 and was elected Chief
                           Executive Officer in October 1988 and Chairman of the
                           Board in August 1994. From 1984 to 1985 he served as
                           Senior Vice President for Atlantic Richfield Company, responsible for Planning and Advanced Technology for the company. From 1979 to 1984 he was Senior Vice
                           President of ARCO Chemical Company and prior to that had various executive, sales, research and engineering assignments with Sinclair and with ARCO after the merger of the two companies. He is a member of the Board of Directors of Kirby Corporation, Omnova Solutions Inc., and CheMatch.com.


ADVISORY DIRECTORS (NOT FOR ELECTION)


NORA A. BLUM               Ms. Blum has been an advisory director of the Company
(age 49)                   since December 2000. She is a Vice President with
                           Bechtel Enterprises, Inc. (BEn) with responsibility for development and financing of various projects for BEn's affiliate United Infrastructure Company, LLC
                           (UIC) and is currently managing UIC's investment in Probex Corp. She has over 20 years of experience in project development and financing, project and regional office management, business development, engineering and environmental remediation for petroleum, power and infrastructure projects. Ms.
                           Blum has held a variety of increasingly responsible management, business development and engineering assignments within the Bechtel organization including project development manager for Bechtel Petroleum &
                           Chemical and Vice President and Regional Manager for
                           Bechtel Environmental, Inc. Prior to joining Bechtel,
                           Ms. Blum was associated with another major engineering and construction company.

NICHOLAS W. HOLLINGSHAD    Mr. Hollingshad has been an advisory director of the
(age 46)                   Company since April 1999. He is a principal of
                           Environmental Resources Management (ERM), a leading international environmental engineering and consulting firm, and has over 20 years of industrial environmental engineering experience. He is Treasurer of ERM-North America, and serves on the Board of several ERM affiliates. Over an eight-year period prior to joining ERM, he held a variety of process engineering and management positions at two major
                           U.S. petroleum refineries.


WILLIAM A. SEARLES         Mr. Searles has been an advisory director of the
(age 57)                   Company since November 1999. He has been associated
                           with American Physicians Services Group, Inc. since
                           1989 as a director and since 1995 as Chairman of APS
                           Investment Services, Inc. He has served as Chairman of the Board of a private company, Uncommon Care, Inc. since 1998 and as a director of a public company, Prime Medical Services, Inc. since 1989. He has also been a director of APS Asset Management, Inc, a registered investment company since 1998.
                           Prior to 1989, he spent 25 years in various positions with Wall Street Investment banking firms, including his last 9 years as a limited partner with Bear
                           Sterns. Mr. Searles was the sole owner of a travel agency that filed for Chapter 11 protection under the Federal bankruptcy laws in late 1997 and liquidated under Chapter 7 in January 1999.

DIRECTOR COMPENSATION


         We do not pay cash compensation to our Board of Directors. In August 1999, our Board of Directors approved the issuance to each outside (non-employee) director of warrants to purchase 100,000 shares of our common stock at $0.50 per share for a five-year period ending August 2004, of which 60,000 vested immediately and the remaining 40,000 are subject to achievement of certain performance conditions. Messrs. Jones, Maselli and Plaskett were each issued these warrants as compensation for services rendered as directors for the 1998 calendar year.


         In March 2000, the Board of Directors approved a compensation program for our outside directors, which was modified in December 2000. Under this program, any new outside director will receive options to purchase 10,000 shares (5,000 shares in the case of any new advisory director) of common stock on the date the director is elected to the Board of Directors, at the fair market value (generally the closing price of the common stock as reported on the AMEX) on the date of such grant. In addition, all outside directors will be entitled to receive, on an annual basis, options to purchase 25,000 shares (12,500 shares in the case of advisory directors) of common stock as of the date of the annual meeting of stockholders for services rendered during the calendar year in which the annual stockholders' meeting is held. The grant will be made on the date of the annual meeting in each year starting with the annual meeting of stockholders to be held in 2001 for the 2001 calendar year. The determination of directors as outside directors will be made as of such date, and any grant will not be subject to adjustment or proration due to a subsequent change in a director's classification as an outside director or due to any subsequent resignation, removal or death of a director during such calendar year.

         In connection with the implementation of this program, our Board of Directors also approved the grant of options as compensation for calendar years 1999 and 2000, as follows:


         o as compensation for calendar year 1999, options to purchase 25,000 shares of common stock were granted to each of Messrs. Jones, Maselli and Plaskett, and options to purchase 12,500 shares of common stock were granted to each of Messrs. Hollingshad and Searles, at an exercise price equal to $3.75 per share (the closing price of the common stock as of March 30, 2000, the date the compensation plan was originally adopted); and

         o as compensation for calendar year 2000, options to purchase 25,000 shares of common stock were granted to each of Messrs. Jones, Maselli, Murray and Plaskett, and options to purchase 12,500 shares of common stock were granted to each of Messrs. Hollingshad and Searles, at an exercise price equal to $1.50 per share (the closing price of the common stock as of December 29, 2000, the last business day of the calendar year). The grant of these options is subject to stockholder approval of Proposal Five, the amendment to the Company's 1999 Omnibus Stock and Incentive Plan, as amended and restated.


         We also reimburse directors for any out-of-pocket expenses incurred by them in conjunction with the business.


BOARD COMMITTEES

         Our Board of Directors has established three committees: the Audit Committee, the Compensation Committee and the Corporate Governance Committee.

         Audit Committee. The Audit Committee makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews our filings with the Securities and Exchange Commission, reviews the results and scope of audit and other services provided by our independent auditors and reviews and evaluates our audit and control functions. The Audit Committee is governed by our Audit Committee Charter, a copy of which is attached to this Proxy Statement as Exhibit C.


         During the fiscal year ended September 30, 2000, the Audit Committee met one time. The directors serving on the Audit Committee are Messrs. Jones (Chairman) and Plaskett.

         Compensation Committee. The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for our employees. The Compensation Committee also reviews and administers our 1999 Omnibus Stock and Incentive Plan, as amended and restated.


         During the fiscal year ended September 30, 2000, the Compensation Committee met three times. The directors serving on the Compensation Committee are Messrs. Jones, Maselli and Plaskett (Chairman).

         Corporate Governance Committee. The Corporate Governance Committee was formed to make recommendations to the Board of Directors regarding candidates for election to the Board and concerning the size, structure, composition and functioning of the Board of Directors as well as other corporate governance issues. Recommendations of director candidates by stockholders should be forwarded to the Secretary of the Company and should identify the nominee by name and provide detailed information concerning his or her qualifications. The Company's Bylaws require that stockholders give advance notice and furnish certain information to the Company in order to nominate a person for election as a director. See discussion under "Submission of Stockholder Proposals" on page 29.

         During the fiscal year ended September 30, 2000, the Corporate Governance Committee met one time. The directors serving on the Corporate Governance Committee are Messrs. Jones, Maselli and Rampacek (Chairman).



EXECUTIVE OFFICERS


                                                                                                OFFICER
      NAME                          AGE                    POSITION(S)                           SINCE
      ----                          ---                    -----------                           -----

Charles M. Rampacek..................57          Chairman of the Board, President and            2000
                                                     Chief Executive Officer

Bruce A. Hall........................44          Senior Vice President, Chief Financial          1999
                                                       Officer and Secretary

Martin R. MacDonald..................38          Senior Vice President of Technology             1995
                                                    and Business Development

David J. McNiel......................47          Senior Vice President of Operations             2000


Information concerning the business experience of CHARLES M. RAMPACEK is set forth above under "Election of Directors."

BRUCE A. HALL (age 44) Senior Vice President, Chief Financial Officer and Secretary, has served in numerous financial and operating positions with companies in the hi-tech, manufacturing and real estate industries. Mr. Hall has been Chief Financial Officer of two companies, including Aslan Real Estate, Ltd. and Harris Adacom Systems, Inc. He has been the Controller of International Operations for Recognition Equipment, Inc. and Harris Adacom, Inc. Additionally, Mr. Hall was a principal of the Capital Funding and Consulting Group, L.C. and a senior auditor with Arthur Young & Co, a predecessor of Ernst & Young LLP.


MARTIN R. MACDONALD (age 38), Senior Vice President of Technology and Business Development, joined the Company in 1995. Prior to joining the Company, Mr. MacDonald served as manager of projects at Ferguson Industries, where he oversaw various aspects of new technology design and implementation. At Thermix Inc., Mr. MacDonald was responsible for managing the development and implementation of customized energy efficient technologies for the molten metal and chemical industries. He has successfully developed and commercialized several new technologies, including a high velocity galvanizing system, an ammonium injection system, and a reduced emission ammonium polyphosphate plant, all of which are currently in commercial use.

DAVID J. MCNIEL (age 47), Senior Vice President of Operations, joined the Company in September 2000. Mr. McNiel was Vice President of Refining for Lyondell-Citgo Refining, LP, a joint venture of Citgo Petroleum Corporation and Lyondell Chemical Company since 1996. From 1990 to 1996, McNiel held various operations and technical executive positions with Tenneco Inc.'s natural gas pipeline subsidiary. He also held operations positions at Mobil Oil Company for two years, and spent 11 years at Tenneco Inc.'s refining and marketing subsidiary in a variety of management and engineering assignments.

OTHER SIGNIFICANT EMPLOYEES


JOHN N. BROBJORG (age 43), Corporate Controller, has served in numerous financial positions with companies in the hi-tech, manufacturing, and clinical laboratory industries. Mr. Brobjorg has been a finance and/or accounting manager of several companies, including Praxair Inc. from May 1996 to October 1999, Corning Clinical Laboratories from February 1992 to April 1996, Convex Computer Corporation from March 1985 to November 1990, and Amsoil, Inc. from November 1982 to March 1985. Additionally, Mr. Brobjorg was the Controller for Logic Process Corporation from February 1991 to February 1992.

JOHN E. FAHEY (age 60), Vice President of Sales and Marketing, was the former Regional Sales Manager - Base Oil Sales, and Sales and Marketing Manager for U.S. Government Sales for Safety Kleen-Oil Recovery. Mr. Fahey marketed base oils for Safety-Kleen for eight years. Mr. Fahey is a former President of the Independent Lubricant Manufacturers Association (ILMA), which includes companies purchasing approximately 25% of all U.S. base oil production.

PHIL D. PIERCE (age 58), Vice President of Sales and Supply, was formerly the President and majority stockholder of Delta Petroleum Products, Inc. ("Delta"), a major distributor of lubricants for 20 years, and was responsible for all aspects of the business including sales, operations, and administration. Mr. Pierce has served on national distribution councils for several major oil companies. Since selling Delta in 1992, he has worked extensively in the environmental industry covering the U.S. and Mexico.


D. YALE SAGE (age 47), Vice President of Finance, was President and Chief Operating Officer of Seaboard Management Corporation, a venture capital and investment banking company, managing funds totaling over $50 million. Over the past 10 years, he has served in numerous financial and operating positions with companies in the manufacturing, financial service and entertainment industries. Mr. Sage has been Chief Financial Officer of six companies, including Global Plastics, L.L.C. Gateway International Development Corporation, and Groco Specialty Chemicals and Coatings. Mr. Sage has been Controller of The Vault and Federal Support Corporation. Mr. Sage's prior business background includes Arthur Andersen and the First National Bank of Dallas.


LESTER F. VAN DYKE (age 58), Vice President of Investor Relations, joined the Company on October 9, 2000. For the past 15 years, Mr. Van Dyke served as Director, Investor Relations and Corporate Communications for Battle Mountain Gold Company where he was responsible for the development and implementation of its worldwide investor communications programs. From 1973 to 1985, Mr. Van Dyke held various communications positions of increasing responsibility with the Pennzoil Company. He also held communications positions at Texaco Inc. and the Oil & Gas Journal.


TERMS OF OFFICE AND RELATIONSHIPS

         Our officers are elected annually by the Board of Directors at a meeting held following each annual meeting of stockholders, or as necessary and convenient in order to fill vacancies or newly created offices. Each officer serves at the discretion of our Board of Directors.

         There are no family relationships among our directors and officers. Pursuant to a contractual arrangement with HSB Engineering Finance Corporation, HSB Engineering Finance Corporation currently can nominate one member to our Board of Directors. Mr. Maselli was HSB Engineering Finance Corporation's initial nominee to our Board of Directors. Additionally, pursuant to contractual arrangements with APS Financial Corporation, Probex Southwest Partnership LP and United Infrastructure Company, LLC, each is entitled to the appointment of an advisory director to our Board of Directors.

SECURITY OWNERSHIP OF MANAGEMENT


         The following sets forth the number of shares of our common stock beneficially owned by (1) our individual directors (including advisory directors) and (2) all of our "named executive officers" and directors as a group, as of December 31, 2000. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose of or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities to which the person has the right to acquire beneficial ownership within sixty (60) days.


         None of our executive officers or directors own shares of our Series A Preferred Stock.

Name and Address                                      Amount and Nature                  Percent
of Beneficial Owner                                  of Beneficial Owner                of Class*
-------------------                                  -------------------                ---------
Charles M. Rampacek                                       352,857 (1)                     1.3%
Chairman, CEO & President
One Galleria Tower
13355 Noel Road, Suite 1200
Dallas, TX 75240

K. Bruce Jones                                            914,541 (2)                     3.5%
Director
88 S. Bishop Road
Santa Rosa Beach, FL 32459

Anthony J. Maselli                                        28,000 (3)                      **
Director
109 North Road
Harwinton, CT 06791

Thomas G. Murray                                          1,870,623 (4)                   7%
Director
3523 Cooper Creek
Denton, TX 76208

Thomas G. Plaskett                                        353,750 (5)                     1.3%
Director
5215 North O'Connor
Suite 1070
Irving, TX 75039

Nora A. Blum                                                  0                             **
Advisory Director
P.O. Box 2166
Houston, TX 77252

Nicholas W. Hollingshad                                   832,400 (6)                     3.2%
Advisory Director
3204 Long Prairie Road, Suite C
Flower Mound, TX 75022

William A. Searles                                        251,325 (7)                     **
Advisory Director
179 Hartshorne Rd.
Locust, NJ 07760

All executive officers and directors as a group           5,588,213  (8)                  19.9%

Notes:

* Based on 26,209,868 shares of our common stock outstanding as of December 31, 2000.
** Represents less than 1% of our outstanding common stock.

1. Includes 210,000 shares acquirable pursuant to the exercise of stock options and 142,857 shares of common stock acquirable upon conversion of $200,000 in principal amount of 7% Senior Secured Convertible Notes due November 2004, which are convertible at the option of the holder at any time. Excludes 800,000 shares acquirable pursuant to the exercise of stock options that have not vested.

2. Includes 445,207 shares owned by CPM Partners, L.L.C. for which Mr. Jones exercises voting control. Mr. Jones disclaims beneficial ownership of these shares. Also includes 154,469 shares acquirable pursuant to the exercise of warrants. Excludes 40,000 shares acquirable pursuant to the exercise of warrants that have not vested.

3. Includes 20,000 shares acquirable pursuant to the exercise of warrants. Excludes 40,000 shares acquirable pursuant to the exercise of warrants that have not vested.

4. Includes 85,410 shares acquirable pursuant to the exercise of warrants and 326,666 shares acquirable pursuant to the exercise of stock options. Excludes 163,334 shares acquirable pursuant to the exercise of stock options that have not vested.

5. Includes 185,000 shares acquirable pursuant to the exercise of warrants. Excludes 165,000 shares acquirable pursuant to the exercise of warrants that have not vested.

6. Includes 832,400 shares owned by Probex Southwest Partnership LP for which Mr. Hollingshad exercises voting control. Mr. Hollingshad disclaims beneficial ownership of these securities, except to the extent of his aggregate pecuniary interest (approximately 16.5%) in the partnership.

7. Includes 251,325 shares acquirable pursuant to the exercise of warrants held by American Physicians Service Group, for which Mr. Searles exercise voting control. Mr. Searles disclaims beneficial ownership of the 251,325 shares held by American Physicians Service Group.


8. Represents 11 persons and includes 686,666 shares acquirable pursuant to the exercise of stock options, 670,875 shares acquirable pursuant to the exercise of warrants, 285,714 shares acquirable upon conversion of $400,000 in principal amount of 7% Senior Secured Convertible Notes due November 2004 and 1,391,586 shares for which the executive officer or director exercises voting rights and shares acquirable upon exercise of warrants but disclaims beneficial ownership.

PRINCIPAL STOCKHOLDERS


         The following table sets forth the number of shares of the Company's common stock owned by each person who, as of December 31, 2000, was known by the Company to own beneficially more than five percent (5%) of its common stock. Except as otherwise indicated, we believe that each person named below possesses sole voting and investment power of his shares of common stock.


Name and Address                                      Amount and Nature                  Percent
of Beneficial Owner                                  of Beneficial Owner                of Class*
-------------------                                  -------------------                ---------
Zesiger Capital Group LLC                              5,357,000 (1)                      17%
320 Park Avenue, 30th Floor
New York, NY 10022

HSB Engineering Finance Corp.                          2,796,114                          10.7%
One State Street
Hartford, CT  06102

General Conference of                                  1,598,868 (2)                      5.9%
Seventh-day Adventists
12501 Old Columbia Pike
Silver Spring, MD 20904

Thomas G. Murray                                       1,870,623 (3)                      7%
Director
3523 Cooper Creek
Denton, Texas 76208

Alex D. Daspit                                         1,820,195 (4)                      6.8%
3707 Princeton Ave.
Dallas, Texas 75205


Notes:

* Based on 26,209,868 shares of common stock outstanding as of December 31, 2000.


1. Based upon Schedule 13G filed on December 6, 2000, and other information known to the Company. Represents shares of common stock acquirable upon conversion of 7% Senior Secured Convertible Notes due November 2004, which are convertible at any time at the option of the holders. Zesiger Capital Group LLC disclaims beneficial ownership of all of these securities. Such securities are held in discretionary accounts which Zesiger Capital Group LLC manages. Clients for whom Zesiger Capital Group LLC acts as an investment advisor may withdraw dividends or the proceeds of sales from the accounts managed by Zesiger Capital Group LLC. No single client account owns more than 5% of the class of securities.

2. Based upon Schedule 13G filed on August 23, 2000, and other information known to the Company. Includes 967,999 shares of common stock acquirable upon conversion of 181,500 shares of Series A Preferred Stock, which are convertible into common stock at any time at the option of the holder. General Conference of Seventh-day Adventists is a corporation acting as trustee and manager to certain retirement, investment and income funds who are the record owner of a portion of these shares. Includes 9,169 shares of common stock and 53,334 shares of common stock acquirable upon conversion of 10,000 shares of Series A Preferred Stock owned by General Conference Insurance Company of Vermont, a wholly-owned subsidiary of General Conference Corporation of Seventh-day Adventists.

3. Includes 85,410 shares acquirable pursuant to the exercise of warrants and 326,666 shares acquirable pursuant to the exercise of stock options. Excludes 163,334 shares acquirable pursuant to the exercise of stock options that have not vested.

4. Based upon Schedule 13G filed on February 18, 2000, and other information known to the Company. Includes 85,000 shares acquirable pursuant to the exercise of warrants and 300,000 shares acquirable pursuant to the exercise of fully vested stock options. Excludes 100,000 shares acquirable pursuant to the exercise of stock options that have not vested.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Compensation Philosophy


         The Compensation Committee works with senior management to develop and implement the Company's executive compensation philosophy. Generally, the Company's philosophy on executive compensation has been to provide a base cash compensation that is at or below the average of other comparable companies, and to provide additional incentive compensation in the form of cash bonuses and grants of stock options based on the realization of stated objectives, such as acquisitions, financings and other similar criteria expected to result in improvements in total stockholder return. The Compensation Committee recognizes, however, that in order to continue to grant options under the existing 1999 Omnibus Stock and Incentive Plan, as amended and restated (the "1999 Plan"), the existing 1999 Plan will have to be amended to permit the grant of additional shares. Such an amendment has been approved by the Board of Directors based upon the recommendation of the Compensation Committee and is being submitted to the stockholders for their approval at the 2001 Annual Meeting of Stockholders. See "Proposal Five - Amendment of 1999 Omnibus Stock and Incentive Plan, as amended and restated." The programs proposed to be implemented by the Compensation Committee will be retroactive to fiscal 2000.


Executive Compensation


         Mr. Rampacek, the Company's Chairman of the Board, President and Chief Executive Officer receives a base salary of $180,000 per year. This base cash compensation, like that paid to other executive officers, is related primarily to competitive factors and is not tied to the Company's financial performance or the achievement of specific goals and was specifically negotiated with Mr. Rampacek in connection with the commencement of his employment with the Company in August 2000. The base compensation of the Company's other executive officers was increased in fiscal 2000 over fiscal 1999 levels to bring them more nearly in line with the base compensation being paid by competitive companies. In evaluating these increases the Committee also considered the overall performance of the executive officers, in light of their objective and subjective contributions to the Company's success. In addition to base salary, options to purchase shares of common stock were awarded to certain of the Company's executive officers during fiscal 2000.


Other Incentive Compensation


         Awards of stock options were made in fiscal 2000 to Messrs. MacDonald, Hall, McNiel and Rampacek, executive officers of the Company. These awards included significant grants of options made to Messrs. Rampacek and McNiel, and other nonexecutive officers in connection with the commencement of their employment. The Committee believes these grants were necessary to entice these individuals to accept employment with the Company upon cash compensation terms that were less than the cash compensation they had been receiving in their prior employment. The Committee does not expect, however, that the substantial grants of options will be made on a recurring basis to these officers. In March 2000, the Compensation Committee, subject to stockholder approval, approved the 1999 Plan. The 1999 Plan was subsequently approved by stockholders at a special meeting of stockholders held in July 2000. Additionally, in March 2000 the Committee approved a director compensation program, which was subsequently amended in December 2000 (See "Director Compensation"). These grants were made for services rendered by the members of the Board.

Employment Arrangements


         The Company is currently finalizing employment agreements with Mr. Rampacek and Mr. McNiel that will continue in effect until August 31, 2005. Under these agreements, Mr. Rampacek serves as the President and Chief Executive Officer of the Company and Mr. McNiel serves as Senior Vice President of Operations.


         None of the other officers of the Company has an employment agreement.

         The Company also maintains a 401(k) Plan, health insurance and other benefits generally available to all employees. Currently the Company makes no matching or other contributions to this plan, other than the payment of its operating and administrative expenses.

         This report has been furnished by the current members of the Compensation Committee.


K. Bruce Jones         Anthony J. Maselli                Thomas G. Plaskett


EXECUTIVE COMPENSATION

General


         Only one officer of the Company received compensation and cash bonus payments in excess of $100,000 during the fiscal years ended September 30, 1998, 1999, or 2000. Mr. MacDonald, Senior Vice President of Technology and Business Development, was paid cash compensation of $108,143 for the fiscal year ended September 30, 2000. Compensation does not include minor business related and other expenses paid by the Company and such amounts in the aggregate do not exceed $10,000. Our President and Chief Executive Officer since August 2000, Mr. Rampacek, has been paid cash compensation of $30,462 for the fiscal year ended September 30, 2000, and has been paid in form of non-cash compensation as described below. Our former interim President and Chief Executive Officer from October 1999 through July 2000, Mr. Plaskett, has never been paid any cash compensation (salary or bonus) but has instead been paid in the form of non-cash compensation as described below.

Summary Compensation Table

                                       Annual Compensation                  Long-Term Compensation
                           ------------------------------------------    ---------------------------
                           Fiscal                                                         Securities
                           Year                                          Restricted       Underlying
                           Ended                                           Stock           Options/
                           Sept. 30        Salary ($)       Bonus ($)    Awards ($)         SAR (#)
                           ---------       ----------       ---------    ----------      -----------
CHARLES M. RAMPACEK
CEO/President                2000           30,462(6)          --           --           1,000,000(7)
Director                     2000               --             --           --              10,000(5)

THOMAS G. PLASKETT
Chairman/Interim
CEO & President              2000               --             --           --                  --
Chairman of the Board        1999               --             --           --             350,000(3)
Chairman of the Board        1998               --             --           --                  --

MARTIN R. MACDONALD
Senior VP - Technology
& Business Development       2000          108,143             --           --             100,000(4)
Senior VP - Operations       1999           64,876             --           --             370,000(2)
Senior VP                    1998           46,667             --           --              50,000(1)


Notes:


1. Represents grant of an option to purchase 50,000 shares of common stock of the Company at an exercise price of $0.50 per share as a performance bonus. Such option vested upon grant.

2. In July 1999, the Board of Directors approved, and the Company adopted, the 1999 Omnibus Stock and Incentive Plan for certain employees to purchase common stock of the Company. Effective July 22, 1999, the Company approved the issuance of options to purchase 2,748,000 shares of common stock to employees of the Company. The exercise price is $0.50 per share and each option is generally exercisable after meeting five equally weighted goals over a maximum ten-year vesting period. As of September 30, 1999, all of these options had been granted but none had been vested or exercised. Mr. MacDonald was granted an option to purchase 370,000 shares of common stock under this issuance.

3. In October 1999, Mr. Plaskett assumed the additional responsibilities of Chief Executive Officer and President of the Company on an interim basis in addition to his continuing role as Chairman of the Board. Mr. Plaskett was not paid any cash compensation in these roles but was granted a warrant to purchase 250,000 shares of common stock of the Company at $1.00 per share for a five-year period. Fifty percent of this award, or 125,000 shares, vested immediately upon issuance and the remaining 50%, or 125,000 shares, have not vested. Additionally, in August 1999, the Board of Directors approved the issuance to each outside (non employee) director warrants to purchase 100,000 shares of common stock of the Company at $0.50 per share for a five-year period. Mr. Plaskett received a warrant to purchase 100,000 shares of common stock of the Company, of which 60,000 vested immediately and the remaining 40,000 will vest subject to the Company achieving certain performance milestones. This warrant represents compensation for Mr. Plaskett's services as a director, and does not relate to services provided as the interim President and Chief Executive Officer of the Company.


4. Represents options to purchase 100,000 shares of common stock at an exercise price of $1.875 per share granted under the Company's 1999 Omnibus Stock and Incentive Plan, as amended and restated, as additional compensation for services rendered.

5. In April 2000, the Board of Directors granted Mr. Rampacek options to purchase an aggregate of 10,000 shares of common stock of the Company upon his election to the Board of Directors. These options represent compensation for Mr. Rampacek's services as a director and do not relate to services provided as the current President and Chief Executive Officer of the Company. The options are exercisable at $3.437 per share and expire in April 2010.

6.       Represents Mr. Rampacek's salary from August 1, 2000 until September
         30, 2000.

7. Represents options to purchase 1,000,000 shares of common stock granted on August 1, 2000, subject to the execution of an employment agreement with the Company, which did not occur prior to the fiscal year end. Upon grant, 200,000 shares vested immediately and the remainder vest ratably over the next four years on the date of initial employment.


Options/SAR Grants Table

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)

                                  Number of       Percent of
                                  Securities      Total Options/
                                  Underlying      SAR's Granted     Exercise or
                                  Options/SAR's   to Employees       Base Price    Expiration
Name and Principal Position       Granted (#)     in Fiscal Year        ($/SH)        Date
---------------------------       -------------   --------------    ------------   ----------
CHARLES M. RAMPACEK
Director                             10,000(1)         N/A            $    3.437   4/7/2010
President/CEO                       863,946(2)        29.6%           $     2.20   8/1/2010
President/CEO                       136,054(2)         4.8%           $   2.9375   8/1/2010

MARTIN R. MACDONALD
Senior VP - Technology
& Business Development              100,000(3)         3.5%           $    1.875   4/1/2010


Notes:


1. In April 2000, the Board of Directors granted Mr. Rampacek options to purchase an aggregate of 10,000 shares of common stock of the Company upon his election to the Board of Directors. These options represent compensation for Mr. Rampacek's services as a director and do not relate to services provided as the current President and Chief Executive Officer of the Company.

2. Represents options to purchase an aggregate of 1,000,000 shares of common stock granted on August 1, 2000, subject to the execution of an employment agreement with the Company, which did not occur prior to the fiscal year end. Upon grant, 200,000 shares vested immediately and the remainder vest ratably over the next four years on the date of initial employment.


3. Represents options granted under the Company's 1999 Omnibus Stock and Incentive Plan, as amended and restated, as additional compensation for services rendered. Upon grant 50,000 options vested immediately and the remainder will vest ratably over the next four years.

Fiscal Year End Option/SAR Values

                        FISCAL YEAR END OPTION/SAR VALUES

                                       Number of Securities               Value of Unexercised
                                      Underlying Unexercised                  In-The-Money
                                          Options/SAR's                      Option/SAR's
                                          at 9/30/00 (#)                      at 9/30/00
                                    -------------------------          -------------------------

Name and Principal Position         Exercisable/Unexercisable          Exercisable/Unexercisable
---------------------------         -------------------------          -------------------------
CHARLES M. RAMPACEK                     210,000/800,000 (1)(2)            $ 62,550/$250,199(5)
Director/President/CEO

THOMAS G. PLASKETT                      185,000/165,000 (3)               $318,970/$277,730(5)
Former Chairman,  Interim
CEO & President

MARTIN R. MACDONALD                     177,647/420,000 (4)               $262,265/$797,290(5)
Senior VP - Technology
& Business Development


Notes:


1. Includes options to purchase 10,000 shares of common stock at an exercise price of $3.437 per share, granted upon his election to the Board of Directors pursuant to the director compensation plan adopted by the Board of Directors on March 30, 2000. These shares represent compensation for Mr. Rampacek's services as director and do not relate to his services provided as the current President and Chief Executive Officer of the Company.

2. Includes options to purchase 1,000,000 shares of common stock granted on August 1, 2000, subject to the execution of an employment agreement with the Company, which did not occur prior to the fiscal year end. Upon grant, 200,000 shares vested immediately and the remainder vest ratably over the next four years on the date of initial employment.


3. In October 1999, Mr. Plaskett assumed the additional responsibilities of Chief Executive Officer and President of the Company on an interim basis in addition to his continuing role as Chairman of the Board. Mr. Plaskett was not paid any cash compensation in these roles but was granted a warrant to purchase 250,000 shares of common stock of the Company at $1.00 per share for a five-year period. 50% of this award, or 125,000 shares, vested immediately upon issuance and the remaining 50%, or 125,000 shares, have not vested. Additionally, in August 1999, the Board of Directors approved the issuance to each outside (non-employee) director warrants to purchase 100,000 shares of common stock of the Company at $0.50 per share for a five-year period. Mr. Plaskett received a warrant to purchase 100,000 shares of common stock of the Company, of which 60,000 vested immediately and the remaining 40,000 will vest subject to the Company achieving certain performance milestones. This warrant represents compensation for Mr. Plaskett's services as a director, and does not relate to services provided as the interim President and Chief Executive Officer of the Company.


4. Includes options to purchase 100,000 shares of common stock at exercise price of $1.875 per share granted under the Company's 1999 Omnibus Stock and Incentive Plan, as amended and restated, as additional compensation for services rendered. Upon grant 50,000 options vested immediately and the remainder will vest ratably over the next four years. Includes an option to purchase 50,000 shares of common stock which vested upon grant. Includes options to purchase 370,000 shares of common stock. These options vest upon meeting five equally weighted goals over a maximum ten year vesting period. None of these options have vested. Also includes a warrant to purchase 70,588 shares of common stock at $1.00 per share expiring on June 4, 2001, and a warrant to purchase 7,059 share of common stock at $0.50 a shares expiring on June 4, 2004.


5. Value based upon the Company's closing share price of $2.562 on September 29, 2000.

     AUDIT COMMITTEE REPORT


         The Audit Committee is composed of two directors and operates under a charter adopted by the Board of Directors. The Board of Directors believes that both of these directors are independent as defined by the American Stock Exchange's Listed Company Guide. The Board of Directors, however, acknowledges that Mr. Plaskett's services as the interim President and Chief Executive Officer of the Company from October 1999 to July 2000 may disqualify him as having been employed by the Company or any of its affiliates for the current or preceding three years. The Board intends to seek clarification from the American Stock Exchange regarding Mr. Plaskett's status. In light of the interim nature of Mr. Plaskett's duties and the fact that he received no cash compensation for his services, maintained his primary occupation unrelated to the Company, and was only present on an as needed basis, the Board does not believe Mr. Plaskett was an "employee" of the Company for purposes of the American Stock Exchange rules. Nevertheless, the Board has nominated Dr. Gower for election at this annual meeting, and if elected, intends to add Dr. Gower to the Audit Committee. Therefore, if the American Stock Exchange ultimately determines that Mr. Plaskett is not independent, the election of Dr. Gower would resolve any non-compliance with the Exchange's requirements. A copy of the Audit Committee Charter is attached to this Proxy Statement as Exhibit C.

         Management is responsible for the Company's internal controls and the financial reporting process. Ernst & Young LLP, the Company's independent auditor, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards. The Audit Committee's responsibility is to monitor and oversee these processes.


         In this context, the Audit Committee reviewed and discussed the audited financial statements with both management and Ernst & Young LLP. Specifically, the Audit Committee has discussed with Ernst & Young LLP matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU
Section 380).

         The Audit Committee received from Ernst & Young LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 ( Independence Discussions with Audit Committees), and has discussed with Ernst & Young LLP the issue of its independence from the Company.

         Based on the Audit Committee's review of the audited financial statements and its discussions with management and Ernst & Young LLP noted above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended September 30, 2000.


K. Bruce Jones                               Thomas G. Plaskett



SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires directors and certain officers, and persons who beneficially own more than ten percent (10%) of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Directors, certain officers and greater than ten percent (10%) beneficial owners are required by the Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.


         Based solely on a review of the copies furnished to the Company and representations from the directors and certain officers, the Company believes that all Section 16(a) filing requirements for the year ended September 30, 2000 applicable to its directors, certain officers and greater than ten percent (10%) beneficial owners were satisfied, other than a Form 4 and amended Form 4 filed late by Mr. Maselli, a director of the Company.

         Based on representations from the directors and certain officers, the Company believes that no other Forms 5 for directors, certain officers and greater than ten percent (10%) beneficial owners were required to be filed with the Securities and Exchange Commission for the period ended November 30, 2000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Anthony J. Maselli, a director since June 1998, is the Founder and Managing Director of HSB Engineering Finance Corporation (HSB Engineering) and a Vice President of the Technology Risks Department of Hartford Steam Boiler Inspection & Insurance Company. Mr. Maselli has been with HSB Engineering since 1995. On June 30, 1998, Probex and HSB Engineering, a wholly-owned subsidiary of Hartford Steam Boiler Inspection & Insurance Company, entered into an agreement whereby HSB Engineering agreed to loan up to $1,500,000 for working capital purposes. In exchange for the loan, we granted a ten-year warrant to purchase shares of our common stock at $0.01 per share equal to 10% of the number of shares of common stock outstanding on a fully diluted basis.

         On June 6, 2000, HSB Engineering exercised a loan conversion of the then outstanding loan balance of $750,000, resulting in us issuing 2,796,114 shares of common stock to HSB Engineering. In addition, we paid accrued interest of $188,625 due under the convertible promissory note. Upon conversion of the loan, we also amended certain rights previously to granted HSB Engineering. Such amended rights include the following:

         o HSB Engineering can appoint one member to be nominated for election to our Board of Directors and all committees thereof as long as they, together with their affiliates, in the aggregate, hold common stock representing at least five percent of our common stock outstanding.

         o So long as HSB Engineering, together with their affiliates, in the aggregate, hold common stock representing at least five percent of our common stock outstanding, our Board of Directors may not take action to increase the number of voting directors constituting the Board of Directors to a number greater than nine, without the affirmative vote of their representative.

         o So long as HSB Engineering, together with their affiliates, in the aggregate, hold common stock representing at least five percent of our common stock outstanding, we may not participate in any significant transaction if their representative and at least one other outside director votes against such significant transaction. These significant transactions include mergers, asset sales, changes in our authorized stock, and the creation of any additional class of capital stock.


         Thomas G. Murray, a director since 1994, was also the Chief Executive Officer of the Company until October 1999, and thereafter was a Senior Vice President of the Company until his resignation on May 31, 2000. In connection with his resignation, the Company entered into an employment agreement with Mr. Murray whereby Mr. Murray agreed to continue to provide services to the Company as a non-executive employee until January 2002. In exchange for these services, we have agreed to pay Mr. Murray cash compensation of $90,000 annually, and to provide Mr. Murray with certain other employee benefits, in each case, through June 30, 2001. In addition, we modified the terms of certain options previously issued to Mr. Murray to permit those options to vest at certain time intervals, rather than upon the occurrence of certain specified events. As a result, one-third of Mr. Murray's options to purchase 490,000 shares of common stock at $.50 per share vested on May 31, 2000, one-third of these options vested on January 1, 2001, and the remainder will vest on January 1, 2002.



         Nicholas W. Hollingshad, an advisory director since April 1999, is a principal of Environmental Resources Management (ERM), an international industrial environmental firm. We have engaged ERM to provide environmental due diligence and permitting service in connection with the development of our initial plant in Wellsville, Ohio. Pursuant to such engagement, for the fiscal year ended September 30, 2000, we paid ERM an aggregate of $96,925. Additionally, as of January 5, 2001, we have paid ERM $204,168 and expect to pay ERM in excess of $400,000 during the current fiscal year.


         William A. Searles, an advisory director since November 1999, is the Chairman of APS Investment Services, Inc. We engaged APS Financial Corporation, an affiliate of APS Investment Services, Inc., to serve as the placement agent for our private placement of Series A Preferred Stock. As a result of such engagement, we paid

APS Financial Corporation a total of $588,500 in cash commissions and issued to APS Financial Corporation five-year warrants to purchase a total of 402,000 shares of common stock at a purchase price of $1.875 per share.

         Nora A. Blum, a recently elected advisory director in December 2000, is a Vice President of Bechtel Enterprises, Inc. We entered into a memorandum of understanding with Bechtel Corporation, an affiliate of Bechtel Enterprises, Inc. in February 2000 to negotiate a strategic worldwide alliance. Additionally, we are currently negotiating an engineering, procurement and construction contract with Bechtel Corporation (Bechtel) for the construction of our first plant in Wellsville, Ohio. In connection with services rendered to us by Bechtel, we paid Bechtel $2,015,251 during the fiscal year ended September 30, 2000. As of January 5, 2001, we have paid Bechtel $3,352,768 and expect to pay Bechtel an additional $4,239,000 during the first calendar quarter of 2001. The expected payments totaling $4,239,000 consists of: $757,000 for preliminary engineering fees, $2,482,000 for engineering, procurement and construction advances, and $1,000,000 that was deferred.

         Bechtel has invested $600,000 in us and also possesses a warrant to purchase up to 200,000 shares of our common stock at exercise price of $3.00 per share. Further, United Infrastructure Company, LLC, an affiliate of Bechtel Enterprises, Inc., has made a direct equity investment in us totaling $1 million. United Infrastructure Company, LLC also agreed, subject to certain mutually agreed upon conditions, to make additional direct equity investments in us totaling $4 million toward the financing of the Wellsville plant.

                                  PROPOSAL TWO

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                  TO IMPLEMENT A CLASSIFIED BOARD OF DIRECTORS

Proposal


         The Board of Directors has unanimously approved and recommended for stockholder approval an amendment to the Certificate of Incorporation to revise
Article 5 to provide for a classified Board of Directors, the text of which is set forth in Exhibit A to this Proxy Statement (the "Classified Board Amendment"). Under Delaware law, the amendment would become effective upon stockholder approval and filing of the amendment to the Certificate of Incorporation.


         The Classified Board Amendment provides that, at this Annual Meeting, the Company's Board of Directors will be divided into three classes (denominated Class I, Class II and Class III) which shall be as nearly equal in number as possible. The directors in each class will hold office following their initial classification for terms of one year, two years and three years, respectively. Thus, the term of office of the Class I Directors will expire at the year 2002 Annual Meeting of Stockholders, the term of office of the Class II Directors will expire at the year 2003 Annual Meeting of Stockholders, and the term of office of the Class III Directors will expire at the year 2004 Annual Meeting of Stockholders. Thereafter, the successors to each class of directors shall be elected for three-year terms. If this proposal is not approved, each director will be elected to serve for a term of one year and until their successors are duly elected and qualified.


         Under Delaware law, a director of a corporation with a classified board of directors may be removed by the stockholders only for "cause" unless the corporation's certificate of incorporation provides otherwise. The Company's Certificate of Incorporation does not provide otherwise. Therefore, if this proposal is approved, the holders of a majority of the outstanding voting shares would be able to remove a director during his or her elected term only for "cause." In this context, "cause" is not defined by statute. If a vacancy occurs during the term of any director, under Delaware law the majority of the Board of Directors may fill the vacancy, and the director so appointed will hold office until the next election of the class to which he or she was appointed.


         Classification of the Board of Directors will promote continuity and stability in the Company's management and policies since a majority of the Company's directors at any given time will have prior experience with the Company. The Board of Directors further believes that such continuity and stability will facilitate long-range planning and will have a beneficial effect on employee loyalty and customer confidence. Currently, the entire Board of Directors must stand for election each year. Accordingly, it is possible that all or a majority of the current directors could be replaced at any given Annual Meeting. If this proposal is approved, the Board of Directors will be divided into three classes effective with this 2001 Annual Meeting, only one of which classes will stand for election at each Annual Meeting thereafter.

         In addition, classification of the Board of Directors may have the effect of delaying, deferring or preventing a change of control of the Company since only one-third of the directors are up for election each year and directors may not be removed, except for cause. The Board of Directors believes that increased management stability and continuity fostered by the classified Board of Directors will enhance the capacity of the Board of Directors to defend against undesirable takeover attempts and, in the event of the sale of the Company, would enhance the Board of Directors' ability to negotiate a transaction that is in the stockholders' best interest. The proposed classification of the Board of Directors is not being recommended in response to a pending or threatened attempt to acquire control of the Company.

Vote Necessary to Approve the Proposal

         The affirmative vote of the holders of a majority of the outstanding shares of common stock is necessary for approval of the Classified Board Amendment. Therefore, abstentions and broker non-votes effectively count as votes against the Amendment.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE PROPOSED
         AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO PROVIDE FOR A
                         CLASSIFIED BOARD OF DIRECTORS.


                                 PROPOSAL THREE

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                    TO REMOVE THE ABILITY OF STOCKHOLDERS TO
                             ACT BY WRITTEN CONSENT


Proposal

         The Board of Directors has unanimously approved and recommended for stockholder approval an amendment to the Certificate of Incorporation to add a new article removing the ability of stockholders to act by written consent, the text of which is set forth in Exhibit B to this Proxy Statement (the "Action by Written Consent Amendment"). Under Delaware law, the amendment would become effective upon stockholder approval and filing of the amendment to the Certificate of Incorporation.


         Currently, any action which may be taken at any annual or special meeting of stockholders of the Company may be taken without a meeting, without prior notice, and without a vote, if a written consent or consents, setting forth the action so taken, is signed by the holders of the shares having not less than the minimum number of votes necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted. In short, this provision allows a stockholder or group of stockholders who own more than 50% of the outstanding shares (or more with respect to provisions requiring supermajority approval) to take action, such as electing or removing directors, by written consent without the necessity of holding a meeting.

         The Action by Written Consent Amendment provides that, after this 2001 Annual Meeting, stockholder action may only be taken at annual and special meetings of stockholders duly called and held. The Company's Board of Directors believes that the Action by Written Consent Amendment will provide all stockholders of the Company entitled to vote on a particular matter notice of, and the opportunity to participate in, the determination of any proposed action on such matter and the chance to take judicial or other action to protect their interests. In addition, the Board of Directors believes that the elimination of stockholder action by written consent is desirable to avoid untimely action in a context that might not permit stockholders to have the full benefit of the knowledge, advice and participation of the Company's management and Board of Directors.


         By prohibiting stockholder action by written consent, it may have the effect of delaying, deferring or preventing a change of control of the Company since stockholder action may only be taken at annual and special meeting of stockholders duly called and held. The Board of Directors believes that this prohibition will enhance the capacity of the Board of Directors to defend against undesirable takeover attempts and, in the event of the sale of the Company, would enhance the Board of Directors' ability to negotiate a transaction that is in the stockholders' best interest. The proposed Action by Written Consent Amendment is not being recommended in response to a pending or threatened attempt to acquire control of the Company.

Vote Necessary to Approve the Proposal

         The affirmative vote of a majority of the shares outstanding is necessary for approval of the amendment to the Company's Certificate of Incorporation to remove the ability of stockholders to act by written consent. Therefore, abstentions and broker non-votes effectively count as votes against this proposal.


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE PROPOSED
     AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO REMOVE THE ABILITY OF
                    STOCKHOLDERS TO ACT BY WRITTEN CONSENT.

                                  PROPOSAL FOUR

                  APPROVAL OF THE ISSUANCE OF UP TO 25 MILLION
                      SHARES OF THE COMPANY'S COMMON STOCK


Proposal


         In December 2000, the Company engaged an exclusive financial advisor (the "Advisor") to assist the Company in implementing its business plan. In relying on the recommendations of the Advisor, the Company is seeking to raise additional capital through a private placement of the Company's preferred stock (the "Private Placement"). Although the Board of Directors generally has the authority to issue preferred stock from time to time, under the rules of the American Stock Exchange, on which the Company's common stock is currently listed, stockholder approval is required for certain private issuances of the Company's common stock, including common stock issuable upon conversion of preferred stock in an amount that exceeds twenty percent (20%) of the outstanding common stock.


         Based on (i) the aggregate amount of the Company's required expenditures for plant development, (ii) the aggregate amount of the Company's required capital for financing potential acquisitions that the Company has and may identify, (ii) the anticipated amount of the Company's working capital requirements, (iii) the current market value of the Company's common stock, and
(iv) the fact that the Company may offer and sell securities convertible into shares of common stock at a discount to the then prevailing market price, the Company is seeking to offer and sell in the Private Placement a number of shares of preferred stock that are convertible into shares of common stock that constitute more than twenty percent (20%) of the Company's common stock issued and outstanding prior to such offer and sale. The Board of Directors believes that the Private Placement of the Company's preferred stock will provide the Company with the appropriate additional capital in a timely manner for the above described purposes.

         The following terms of the Private Placement are preliminary and subject to change.

Dividends. A cumulative dividend of 7% will be payable in cash or in kind, at the Company's option, semi-annually in arrears on each share of the Series B Convertible Preferred Stock (Series B Preferred Stock).

Conversion Feature. Each holder of the Series B Preferred Stock will have the right, at the holder's option, to convert any or all shares of the Series B Preferred Stock into the Company's common stock at any time, at a conversion price to be determined. In addition, the conversion price will have standard weighted average anti-dilution protection in the event of the issuance of common stock or common stock equivalents of the Company at a price less than the then current conversion price.

Liquidation Preference. In the event of a liquidation of the Company, the holders of the Series B Preferred Stock shall be entitled to receive in preference to the holders of the Company's common stock an amount to be determined plus cumulative dividends at the rate of 7% per annum.


Optional Redemption. If the average closing price, as reported on the American Stock Exchange, equals or exceeds 300% of the conversion price for any 30 consecutive trading day period, the Company may, at its option, redeem the Series B Preferred Stock, at a redemption price per share equal to the liquidation value plus accrued and unpaid dividends. The holders of the Series B Preferred Stock will be given notice of such redemption and will have the right to convert the Series B Preferred Stock into the Company's common stock prior to the date specified in the redemption notice.


Registration Rights. The Company shall file a registration statement under the Securities Act of 1933 and any applicable state securities laws covering the resale of the shares of common stock underlying the Series B Preferred Stock within 30 days after the closing of the Private Placement. The Company agrees to keep such registration statement effective until the shares of common stock acquirable upon conversion of the Series B Preferred Stock are eligible for sale pursuant to Rule 144 of the Securities Act without limitation as to volume. The Company agrees to bear all fees and expenses incurred in connection with the preparation and filing of the registration statement.

Voting Rights. The holders of the Series B Preferred Stock will not be entitled to vote, except as required by law. Notwithstanding the foregoing, the affirmative vote of a majority of the Series B Preferred Stock outstanding is necessary for the issuance of securities senior to or on a parity with the Series B Preferred Stock, the authorization or issuance of securities convertible into such senior or parity securities, or the amendment of the Company's Certificate of Incorporation so as to adversely affect the Series B Preferred Stock, or waiver of any other covenants.

The Company will, however, only consummate the Private Placement after due consideration by, and approval of, its Board of Directors, of such specific terms. There can be no assurance that the Company will be successful in raising capital pursuant to the Private Placement or otherwise.

         THIS PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO PURCHASE SECURITIES OF THE COMPANY. ANY OFFER OF SECURITIES MADE BY THE COMPANY OR OTHER PERSON ON BEHALF OF THE COMPANY MAY BE MADE ONLY PURSUANT TO MATERIALS AND OTHER OFFERING DOCUMENTS PREPARED BY THE COMPANY AND DELIVERED TO QUALIFIED PURCHASERS EXPRESSLY FOR USE IN CONNECTION WITH THE PRIVATE PLACEMENTS, AND ANY SUCH OFFER SHALL BE MADE IN COMPLIANCE WITH, OR PURSUANT TO AN EXEMPTION FROM, SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Financial Advisor

         The Company's agreement with the Advisor (the "Advisory Agreement") provides that the Advisor will assist the Company in implementing its business plan, including advising the Company of various financing alternatives. The Advisor's current recommendation to the Company is the Private Placement. This recommendation is subject to certain conditions, including that there be no material adverse change in the business of the Company or in general market conditions.

         In addition to the financial advisory services rendered to the Company, the Company has engaged the Advisor to act as the placement agent with respect to the Private Placement. The Advisor and any co-placement agents will be provided reasonable and customary compensation for their services in effecting the Private Placement.

The Private Placement

         The Private Placement will consist of the offer and sale of the number of shares of the Company's Series B Preferred Stock as may be necessary to generate approximately $35 million in proceeds for the Company. The Series B Preferred Stock offered and sold in the Private Placement will not possess preemptive rights. The Series B Preferred Stock will be convertible into shares of common stock at a conversion price per share to be determined. Further, the Series B Preferred Stock offered and sold in the Private Placement, and its underlying common stock, will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and accordingly such shares cannot be offered and sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act. As a result of the restrictions on transfer under the Securities Act on shares to be issued in the Private Placement, it is possible that the Series B Preferred Stock will be convertible into shares of common stock at some discount to the then prevailing market price for common stock customary for private placements of this nature. The final offering price for the Private Placement will be based on market conditions and will be approved by the Company's Board of Directors. In order to minimize any discount to market price necessary in the Private Placement, the Company has agreed to file a registration statement under the Securities Act with respect to the resale of the shares of common stock acquirable upon conversion of the Series B Preferred Stock sold in the Private Placement, and to use reasonable efforts to have such registration statement declared effective as soon thereafter as possible.

         The Company's management will have broad discretion in applying the net proceeds generated from the Private Placement. The Company expects, however, to use the majority of the net proceeds to finance the construction of its first plant in Wellsville, Ohio. The remainder will be used for general working capital and potential acquisitions. Although a portion of the net proceeds are anticipated to be used to fund one or more acquisitions, the Company has not entered into any definitive agreements with respect to any potential acquisitions at this time. Therefore, there can be no assurance that the Company will successfully complete any acquisitions. If the Company is unable to complete one or more potential acquisitions, such portion of the proceeds will be available for use at the discretion of management.

Stockholder Approval Requirement

         Although the Board of Directors of the Company possesses the authority under the Company's Certificate of Incorporation to approve the issuance of preferred stock, Section 713 of the American Stock Exchange Listed Company Guide generally requires stockholder approval in connection with the offer and sale of common stock (or securities convertible into common stock) which equals twenty percent (20%) or more of the shares of common stock outstanding before the offer and sale at a price less than market value. The offer and sale of the Series B Preferred Stock pursuant to the Private Placement will likely be convertible into a number of shares of common stock that exceeds twenty percent (20%) of the common stock outstanding prior to any such offer and sale and the conversion price could be at a price that constitutes a discount to the then prevailing market price of the Company's common stock. Accordingly, the Board of Directors of the Company is seeking stockholder approval of the issuance of up to 25 million shares of the Company's common stock, issuable upon conversion of the Company's Series B Preferred Stock, in order to complete the Private Placement, if and when the Board of Directors approves the final terms of the Private Placement. Such final terms will be determined by the Board of Directors in a manner that it believes to be in the best interest of the Company and its stockholders.

General Effect of Issuance of Common Stock on Existing Stockholders

         Adoption of this proposal and any issuance of common stock upon conversion of the Series B Preferred Stock, would not affect the rights of the holders of currently outstanding common stock, except for effects incidental to increasing the outstanding number of shares of common stock, such as dilution of earnings per share and voting rights of current holders of common stock.

Vote Necessary to Approve the Proposal


         Under the American Stock Exchange rules, the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the meeting is necessary for the approval of the issuance of up to 25 million shares of the Company's common stock. For this purpose, an abstention will have the same effect as a vote against the proposal to issue the Company's common stock. Broker non-votes will not be counted as a vote either for or against the proposal and will not be counted in determining the number of shares entitled to vote on the proposal. If stockholders approve this proposal, no further stockholder approval will be sought with respect to the Private Placement.



         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO
               APPROVE THE ISSUANCE OF UP TO 25 MILLION SHARES OF
                           THE COMPANY'S COMMON STOCK.


                                  PROPOSAL FIVE

                         APPROVAL OF AN AMENDMENT TO THE
                     1999 OMNIBUS STOCK AND INCENTIVE PLAN,
                             AS AMENDED AND RESTATED


Proposal

         The Company is requesting stockholder approval of an amendment to the 1999 Omnibus Stock and Incentive Plan, as amended and restated (the "1999 Plan"), for Probex Corp., which was adopted by stockholders on July 19, 2000.

         The Board of Directors believes that the Company's continued ability to attract, motivate and retain experienced and highly qualified employees will have a direct impact on the future success and profitability of the Company. The purpose of the 1999 Plan is to advance the interests of the Company and increase stockholder value by providing additional incentives to attract, retain and motivate those qualified and competent employees, directors and consultants upon whose efforts and judgment its success is largely dependent.

         The Board of Directors believes that an additional share reserve of 3,000,000 shares, which was approved by the Board in January 2001, is necessary to enable the Company to attract, maintain and motivate qualified individuals and industry experts. The ability of the Company to attract and maintain such qualified individuals is critical to the Company during this period in which the Company is evolving from a development corporation to an operational corporation. In order to accomplish the foregoing, the Board of Directors has approved, and recommends to the Company's stockholders that they approve, an amendment to the 1999 Plan which will increase the shares reserved under the 1999 Plan from 5,750,000 to 8,750,000. The Compensation Committee of the Board of Directors has indicated that, if the amendment to the 1999 Plan is approved by the stockholders, it intends to award, from the additional 3,000,000 shares, incentive stock options and nonqualified stock options to purchase an aggregate 661,500 shares of common stock to certain directors and officers of the Company as follows:

                                NEW PLAN BENEFITS
                  AMENDED 1999 OMNIBUS INCENTIVE AND STOCK PLAN


                                                        Exercise                Number of
Name and Position                                       Price ($)                Options
-----------------                                       ---------               ---------
Executive Officer Group                              $1.875                       55,000 (1)

Non-Executive Director Group                         $1.50   - $1.75             142,500 (2)

Non-Executive Officer Employee Group                 $1.4375 - $2.56             464,000 (1)


(1) Shares purchaseable upon the exercise of options granted to employees that generally vest ratably over three years from the date of grant and expire as provided in the option, but not later than tenth anniversary of the date of grant.



(2) Shares purchasable upon the exercise of options granted to directors vest immediately and expire as provided in the option, but not later than the tenth anniversary of the date of grant. The exercise price of these options was based upon the closing price of the Company's common stock as reported on the American Stock Exchange on the date of grant.


         If the amendment to the 1999 Plan to increase its available shares to 8,750,000 is not approved by the stockholders, the foregoing awards of options will not be made and the Company will continue to operate under the original July 19, 2000 version of the 1999 Plan, with its maximum of 5,750,000 shares, and under which there currently are no shares available to be awarded.

         The principal features of the 1999 Plan are described below, but the description is qualified in its entirety by reference to the full text of the 1999 Plan on file with Securities and Exchange Commission.

General Information

         The 1999 Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"), unless, and to the extent, the Board is required to, or expressly elects to, itself act as the Committee. The 1999 Plan provides for the granting of options, restricted stock awards and performance awards. The Committee has the authority, consistent with the terms of the 1999
Plan: (i) to select the officers, directors, key employees of and consultants to the Company to whom awards may from time to time be granted; (ii) to determine whether and to what extent awards are to be granted to one or more eligible persons; (iii) to determine the number of shares to be covered by each such award granted; and (iv) to determine the terms and conditions, not inconsistent with the terms of the 1999 Plan, of any award granted (including, but not limited to, the agreed value and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions, based in each case on such factors as the Committee shall determine in its sole discretion), and to amend or waive any such terms and conditions to the extent not otherwise prohibited by the terms and conditions of the 1999 Plan. Notwithstanding the forgoing, during any calendar year, beginning with the calendar year 2000, the maximum number of shares for which an award may be granted under the 1999 Plan to any person, whose compensation is subject to the limitation on deductibility under Section 162(m) of the Code, is 1,100,000 shares. The Committee is authorized, in its sole discretion to interpret all of the terms and provisions of the 1999 Plan, and will also make all other determinations that it decides are necessary or desirable in the interpretation and administration of the 1999 Plan.

         Under the 1999 Plan, as proposed to be amended, the maximum number of shares of common stock that the Company may issue under awards will be 8,750,000, plus shares which are reacquired pursuant to the special share repurchase plan. Under the share repurchase plan, which is expressly set forth in the 1999 Plan, shares may be (i) repurchased by the Company in the open market, or (ii) (at discretion of the Board of Directors) deemed as repurchased from authorized but unissued, or treasury, shares at a deemed reacquisition price equal to the closing price of the shares on the date of the deemed reacquisition, provided that each actual purchase or deemed repurchase under the share repurchase plan must be done only with the cash proceeds (not previously used for such purpose) received by the Company with respect to exercised options granted under the Plan. Also shares delivered to the Company in full or partial payment of the exercise price of an option issued under the Plan will be considered repurchased shares. Notwithstanding the foregoing, the aggregate number of repurchased shares available under the Plan shall not exceed 75% of the shares authorized for grant under the 1999 Plan at the time of reference, and none of the repurchased shares can be subject to an incentive stock option.

Awards under the 1999 Plan


         Stock Options. A stock option ("Option"), which may be a non-qualified or an incentive stock option, is the right to purchase a specified number of shares of common stock at a price ("Option Price") fixed by the Committee. The Option Price shall be any price determined by the Committee; provided, however, that in the case of an incentive stock option, the Option Price per share may not be less than the fair market value of a share on the date of grant. The aggregate fair market value (determined as of the date of grant) of the shares with respect to which an incentive stock option which is exercisable for the first time by an optionee during any calendar year may not exceed $100,000. Generally, the Committee, in its sole discretion, may change the terms of an outstanding award, provided it obtains the holder's approval where required by the terms of the award or the 1999 Plan. The Committee is required to change the terms of Options outstanding under the 1999 Plan, with respect to the Option Price or the number of available shares subject to the Options, or both, when the Committee, in its sole discretion, determines that such adjustments are appropriate by reason of certain corporate transactions, such as the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares.


         The forfeitable (non-vested) portion of awards typically terminate within a short period (i.e. 30 days) following a holder's termination of employment by the Company. The period from termination of employment to termination of the award is extended, in the case of an Option to: (i) 12 months, where the termination is by reason of death; (ii) 3 months, where the termination is by reason of disability; and (iii) such other period as may be provided in the Option. In all cases, Options will terminate not later than ten years after their date of grant. The Committee, in its sole discretion, may accelerate the date on which all or any portion of an otherwise unexercisable Option may be exercised or a restriction will lapse. Additionally, the Committee may condition the exercise of any Option upon the attainment of specified performance goals or other factors as the Committee may determine in its sole discretion.

         Incentive stock options shall not be granted to any person owning directly (or indirectly pursuant to Section 425(d) of the Internal Revenue Code) at the date of grant, stock representing more than 10% of the total combined voting power of all classes of stock of the Company at the date of grant, unless the Option Price is at least 110% of the fair market value on the date of grant and the exercise period shall not exceed five (5) years from the date of grant.

         Non-Qualified Stock Options. Non-qualified stock options may be granted under the 1999 Plan and shall contain such terms and provisions as shall be determined by the Committee.

         Restricted Shares Award. A restricted shares award is an award of common stock which is subject to a substantial risk of forfeiture during its period of restriction, which period shall be selected by the Committee. The restrictions on restricted shares shall lapse in whole, or in installments, over the periods selected by the Committee; provided, however, that a complete lapse always shall occur on or before the ninth anniversary of the date of grant. Further, the Committee may accelerate the date on which restrictions lapse with respect to any restricted shares.

         Each eligible person receiving a restricted shares award will have all of the rights of a stockholder with respect to the restricted shares, such as voting rights and the right to receive any dividends. Such restricted shares will be registered in the holder's name and bear a restrictive legend disclosing the restrictions; provided, however, such certificates shall be deposited with the Company endorsed in blank with the necessary stock powers or other instruments of assignment. During the restricted period, any distributions in the form of shares, cash or other property (other than regular cash dividends) made with respect to shares shall be subject to the same restrictions as the corresponding shares, and such restrictions shall lapse at the same time the restrictions on the corresponding shares(s) lapse; and all such restricted share distributions will remain in the custody of the Company until that lapse date. Restricted shares shall constitute issued and outstanding common stock for all corporate purposes. Once the restrictions shall have lapsed, the stock certificates and any related distributions, will be delivered to the entitled holder.

         Performance Awards. The Committee may grant performance awards, which may in the sole discretion of the Committee represent a common share or be related to the increase in the value of a common share, or be contingent on the Company's achievement of the specified performance measures during the performance period, including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and restricted share awards or options valued by reference to earnings per share or subsidiary performance. Such performance awards may be granted alone, in addition to, or in tandem with other awards made under, or outside, the 1999 Plan.

         The Committee is required to establish the performance measures for each performance period, and such performance measures, and the duration of such performance period, may differ with respect to each eligible person who receives a performance award, or with respect to separate performance awards issued to the same eligible person. Generally, the eligible person must remain employed by the Company until the expiration of the performance period to be entitled to the performance award; provided, however, that the Committee may specify in the performance award agreement that a specified amount earned under the performance award will be payable to the holder for the period between the date of grant and date of termination of employment.

Other Provisions.

         In the event of either a change in control, or a potential change in control, unless otherwise expressly provided by the Committee prior to such event, (i) all awards, shall become fully exercisable, nonforfeitable, or the restricted periods shall terminate, as the case may be, and (ii) the value of all outstanding non-qualified stock options shall be cashed out on the basis of the change in control price, effective as of the date of the change in control, or on such other date as determined by the Committee.

         If at any time while the 1999 Plan is in effect or awards with respect to available shares are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares, then and in such event appropriate adjustments shall be made to the maximum number of available shares which may be granted, and in the case of each award, the number of shares subject to the award and (where applicable) the consideration to be paid by the holder in order to acquire the shares. Except as otherwise provided in the 1999 Plan, no adjustment shall be made to the available shares for shares of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale to an unrelated party or for fair market value, or upon the exercise of rights or warrants subscribed therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities.

         No holder or other person shall be, or have any of the rights and privileges of, the owner of the shares subject to an award unless and until certificates representing such common stock shall have been issued and delivered to such holder or other person. An award is not transferable except to the holder's beneficiary, or (except for an incentive stock option), with the consent of the Committee, to the holder's immediate family or to a charity.

Certain Federal Income Tax Consequences of Options


         For purposes of this discussion, the term "employer" shall be deemed to include a person's employer and the company for whom a non-employee performs services.


         An employee to whom an incentive option which qualifies under Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), is granted will not recognize income at the time of the grant or exercise of such Option. No federal income tax deduction will be allowable to the employee's employer upon the grant or exercise of such option. However, upon the exercise of an incentive stock option, special alternative minimum tax rules apply for the employee. Additionally, when the employee sells the shares attributable to the exercise of an incentive stock option more than one year after the date of exercise and more than two years after the date of grant (the "Minimum ISO Period"), the employee will normally recognize a capital gain or loss equal to the difference, if any, between the sales price of such shares and the exercise price. If the employee does not hold such shares for the Minimum ISO Period, when the employee sells such shares, the employee will recognize ordinary compensation income equal (per share) to the excess of the exercise price over the lesser of (i).the fair market value of the share on the date of exercise, or
(ii) the amount realized on the sale, and any amount of gain realized on the sale which is in excess of the gain under (i) (if applicable) will be capital gain. Subject to the applicable provisions of the Code and regulations thereunder, including Section 162(m) of the Code, the employee's employer will generally be entitled to a federal income tax deduction in the amount of employee's ordinary compensation income.

         An individual to whom a non-qualified option is granted will not recognize income at the time of the grant of such option. When such optionee exercises such non-qualified option, the optionee will recognize ordinary compensation income equal to the difference, if any, between the option price paid and the fair market value, as of the date of the option exercise, of the shares the optionee receives. The tax basis of such shares to such optionee will be equal to the option price paid plus the amount includable in the optionee's gross income, and the optionee's holding period for capital gain treatment upon the sale of such shares will commence on the day on which the optionee exercises the option and recognizes taxable income with respect to such shares. Subject to the applicable provisions of the Code and regulations thereunder, including those in Section 162(m) of the Code, the employer of such optionee will generally be entitled to a federal income tax deduction with respect to the exercise of such non-qualified option in an amount equal to the ordinary compensation income recognized by the optionee. Any compensation includable in the gross income of an employee with respect to the exercise of a non-qualified option will be subject to appropriate federal income withholding and employment taxes.

         The discussion above does not purport to be a complete analysis of all potential tax consequences relevant to recipients of options or their employers or to describe tax consequences based on particular circumstances and does not address awards other than options. It is based on federal income tax law and interpretational authorities as of the date of this proxy statement, which are subject to change at any time.

Vote Necessary to Approve the Proposal


         The affirmative vote of a majority of the shares of common stock present and entitled to vote at the meeting is necessary for the approval of the amendment to the 1999 Plan.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL
               TO APPROVE THE AMENDMENT TO 1999 OMNIBUS STOCK AND
                    INCENTIVE PLAN, AS AMENDED AND RESTATED.

                                  PROPOSAL SIX

              RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP
                      AS THE COMPANY'S INDEPENDENT AUDITORS

Proposal

         The Audit Committee has recommended and the Board of Directors has selected Ernst & Young LLP to act as the Company's independent auditors. Ernst & Young LLP served as the Company's auditors for the 2000 fiscal year. A representative of Ernst & Young LLP is expected to attend the 2001 Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement, if desired.

Vote Necessary to Approve the Proposal

         The affirmative vote of a majority of the shares of common stock present and entitled to vote at the meeting is necessary for the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF
                   THE APPOINTMENT OF ERNST & YOUNG LLP AS THE
                         COMPANY'S INDEPENDENT AUDITORS.


                                 OTHER BUSINESS

         The Company is not aware of any business to be acted upon at the Annual Meeting other than that which is explained in this Proxy Statement. In the event that any other business calling for a vote of the stockholders is properly presented at the meeting, the holders of the proxies will vote your shares in accordance with their best judgment.


                       SUBMISSION OF STOCKHOLDER PROPOSALS

         The Company anticipates that it will hold its next annual meeting for the year ending September 30, 2001, in February 2002. Any stockholder who wishes to present a proposal for action at the 2002 Annual Meeting of stockholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by the Company, must deliver such proposal to the Company at its principal executive offices, no later than October 31, 2001, in such form as is required under regulations promulgated by the Securities and Exchange Commission. On request, the Secretary of the Company will provide you with detailed instructions for submitting proposals.

                              INDEPENDENT AUDITORS


         M.C. Hunter & Associates served as our independent auditors for the fiscal year ended September 30, 1999, and was subsequently dismissed in February 2000. The firm of Ernst & Young LLP served as our independent auditors the for fiscal year ended September 30, 2000. A representative of Ernst & Young LLP is expected to be at our 2001 Annual Meeting of Stockholders to respond to appropriate questions and to make a statement, if desired.


                      ADDITIONAL INFORMATION AND QUESTIONS


         A copy of these materials and the Company's report on Form 10-KSB for the year ended September 30, 2000, will be furnished without charge to any person solicited hereby upon written request by writing to the Vice President of Investor Relations at the address listed below.


         If you have any questions or need more information about the annual meeting, you may write to:

                                Mr. Les Van Dyke
                      Vice President of Investor Relations
                           13355 Noel Road, Suite 1200
                               Dallas, Texas 75240

         If you have any questions or concerns, please call the Vice President of Investor Relations at 972-788-4772 or go to www.probex.com.

                                    EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  PROBEX CORP.


         Probex Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

         FIRST: That the Board of Directors of the Corporation duly adopted resolutions proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation:

         Section 5 shall be amended to read in its entirety as follows:

         "5. (a) The number of directors of the Corporation shall be fixed from time to time in the manner provided by the Bylaws of the Corporation; provided, however, that at any time there is only one stockholder of the Corporation, the number of directors may not be less than one.

                  (b) The Board of Directors shall initially consist of six members until changed in accordance with the Bylaws of the Corporation. There shall be three classes of directors (each, a "Class"), known as Class I, Class II and Class III. The initial Class I, Class II and Class III directors shall serve in office as follows: Class I shall retire at the annual meeting of stockholders to be held in year 2002, Class II shall retire at the annual meeting of stockholders to be held in year 2003, and Class III shall retire at the annual meeting to be held in year 2004. This annual sequence shall be repeated thereafter. Each director in a Class shall be eligible for re-election if nominated, and such director's seat shall be open for election of a director, at the annual meeting of stockholders of the Corporation at which such Class shall retire, to hold office for three years or until his successor is elected or appointed.

         Any additional directors elected or appointed shall be elected or appointed to such Class as will ensure that the number of directors in each Class remains as nearly equal as possible, and if all Classes have an equal number of directors or if one Class has one director more than the other two Classes, then any additional directors elected or appointed shall be elected or appointed to the Class that does not have more directors than any other Class and is subject to election at an ensuing annual meeting before any other such Class.

         Vacancies due to resignation, death, increases in the number of directors, or any other cause shall be filled only by the Board of Directors (unless there are no directors, in which case vacancies will be filled by the stockholders) in accordance with the rule that each Class of directors shall be as equal in number of directors as possible. Notwithstanding such rule, in the event of any change in the authorized number of directors each director then continuing to serve as such will nevertheless continue as a director of the Class of which he or she is a member, until the expiration of his or her current term or his earlier death, resignation or removal. If any newly created directorship or vacancy on the Board of Directors, consistent with the rule that the three Classes shall be as nearly equal in number as possible, may be allocated to one or two or more Classes, then the Board of Directors shall allocate it to that of the available Classes whose term of office is due to expire at the earliest date following such allocation. When the Board of Directors fills a vacancy, the director chosen to fill the vacancy shall be of the same Class as the director he or she succeeds and shall hold office until such director's successor shall have been elected and qualified or until such director shall resign or shall have been removed. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

                  (c) Election of Directors need not be by written ballot unless the Bylaws shall so provide. No holders of Common Stock of the Corporation shall have any rights to cumulate votes in the election of directors."

         SECOND: That the Certificate of Amendment has been approved by the Corporation pursuant to a resolution of its Board of Directors and duly adopted by the majority of the shares outstanding entitled to vote thereon.

         THIRD: The Certificate of Amendment was duly adopted in accordance with the provisions of Sections 242 and 222 of Delaware General Corporation Law.

         FOURTH: That the Certificate of Amendment shall become effective on the date this Certificate of Amendment is duly filed with the Secretary of State of the State of Delaware.

         IN WITNESS WHEREOF, this Certificate of Amendment has been duly executed as of the __th day of February, 2001.

                                       PROBEX CORP.

                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                   EXHIBIT B

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  PROBEX CORP.


         Probex Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

         FIRST: That the Board of Directors of the Corporation duly adopted resolutions proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation:

         Section 11 shall be added to read in its entirety as follows:

         "11. Any action required or permitted to be taken by the stockholders of the Corporation must be effected only at a duly called annual or special meeting of the stockholders, and may not be effected by any consent in writing by the stockholders."

         SECOND: That the Certificate of Amendment has been approved by the Corporation pursuant to a resolution of its Board of Directors and duly adopted by the majority of the shares outstanding entitled to vote thereon.

         THIRD: The Certificate of Amendment was duly adopted in accordance with the provisions of Sections 242 and 222 of Delaware General Corporation Law.

         FOURTH: That the Certificate of Amendment shall become effective on the date this Certificate of Amendment is duly filed with the Secretary of State of the State of Delaware.

         IN WITNESS WHEREOF, this Certificate of Amendment has been duly executed as of the __th day of February, 2001.

                                             PROBEX CORP.

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                    EXHIBIT C


                                  PROBEX CORP.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

GENERAL

         The role of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by:

         o Serving as an independent and objective party to monitor the Corporations financial reporting process and internal control system.

         o Reviewing and appraising the audit efforts of the Corporation's independent accountants.

         o Providing an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

COMPOSITION

         The Audit Committee shall consist of three or more directors as determined by the Board, each of whom shall be independent directors; provided, however, that so long as the Corporation shall meet the definition of "small business issuer" for purposes of, and files reports under, Regulation S-B promulgated by the Securities and Exchange Commission, the Audit Committee shall consist of two or more members, a majority of whom shall be independent directors. Each independent director shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. In determining whether any director is independent, the Board shall take into consideration the requirements of the principal exchange or system on which the Corporation's common stock is traded. Directors who are affiliates of the Company, or officers or employees of the Company or of its subsidiaries, will not be considered independent. Notwithstanding the first sentence of this paragraph, until June 14, 2001, the Committee may consist of two or more directors meeting the qualifications of this section.

         All members of the Committee must be able to read and understand fundamental financial statements, including a corporation's balance sheet, income statement, and cash flow statement or become able to do so within a reasonable period of time after his or her appointment to the Committee, and at least one member of the Committee is to have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities; provided, however, that so long as the Corporation shall continue to be a "small business issuer," the requirements of the foregoing paragraph shall not be mandatory upon the Corporation.

         The members of the Committee are to be elected by the Board and shall serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

MEETINGS

         The Committee shall hold regular meetings as may be necessary and special meetings as may be called by the Chairman of the Committee. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or either of these groups believe should be discussed privately. In addition, the Committee or its Chair should meet with the independent accountants and management quarterly to review the Corporation's financial statements.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

         The Corporation's independent accountants are to be ultimately accountable to the Board and the Committee, and the Committee and the Board shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (or nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1. Review and assess the adequacy of this Charter at least annually, and otherwise as conditions dictate.

2. Review the Corporation's annual financial statements and any reports or other financial information submitted to the Securities and Exchange Commission or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review with financial management and the independent accountants the Corporation's filings with the Securities and Exchange Commission on Form10-Q or Form 10-QSB, as applicable, prior to their filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

Recommend to the Board the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants.

4. On an annual basis, obtain from the independent accountants, and review and discuss with the independent accountants, a formal written statement delineating all relationships the independent accountants have with the Corporation, consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants.

5. Recommend to the Board any appropriate action to oversee the independence of the independent accountants.

6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

Financial Reporting Processes

8. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.

9. Consider the independent accountant's judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

11. Establish regular and separate reporting to the Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

12. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

14. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Ethical and Legal Compliance

15. Establish, review and update periodically a Code of Conduct and ensure that management has established a system to enforce this Code.

16. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

17. Perform any other activities consistent with this Charter, the Corporation's bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

                                Adopted by Resolution of the Board of Directors May 25, 2000

                                  [PROBEX LOGO]

                                  PROBEX CORP.

--------------------------------------------------------------------------------
                                                PROBEX CORP.
                  PROXY         13355 NOEL ROAD, SUITE 1200, DALLAS, TEXAS 75240
                                     ANNUAL MEETING OF STOCKHOLDERS
                                             FEBRUARY 28, 2001
--------------------------------------------------------------------------------


         The undersigned hereby appoints Charles M. Rampacek and Bruce A. Hall, or either of them, with full power of substitution in each, proxies (and if the undersigned is a proxy, substitute proxies) to vote all common stock of the undersigned in Probex Corp. at the Annual Meeting of Stockholders to be held at The University Club, 6th Floor, 13350 Dallas Parkway, Dallas, Texas 75240, at 10:30 a.m., local time, on February 28, 2001, and at any adjournments or postponements thereof, as specified below:


1.       ELECTION OF DIRECTORS

             [ ] FOR the nominees listed below:       [ ] Withhold Authority
                      Thomas G. Murray
                      Thomas G. Plaskett
                      K. Bruce Jones
                      Anthony J. Maselli
                      Charles M. Rampacek
                      Dr. Bob G. Gower

  To vote FOR or WITHHOLD AUTHORITY with respect to all nominees, check the appropriate box above. To WITHHOLD AUTHORITY with respect to any individual nominee, check the FOR box and write the name of such nominee in the space below.

-------------------------------------------------------------------------------

2. PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO PROVIDE FOR A CLASSIFIED BOARD.

                  [ ] FOR           [ ] AGAINST         [ ] ABSTAIN

3. PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO REMOVE THE ABILITY OF STOCKHOLDERS TO ACT BY WRITTEN CONSENT.

                  [ ] FOR           [ ] AGAINST         [ ] ABSTAIN

4. PROPOSAL TO AUTHORIZE THE ISSUANCE OF UP TO 25 MILLION SHARES OF THE COMPANY'S COMMON STOCK.

                  [ ] FOR           [ ] AGAINST         [ ] ABSTAIN

5. PROPOSAL TO AMEND THE 1999 OMNIBUS STOCK AND INCENTIVE PLAN, AS AMENDED AND RESTATED, TO INCREASE THE NUMBER OF SHARES AVAILABLE UNDER SUCH PLAN.

                  [ ] FOR           [ ] AGAINST         [ ] ABSTAIN

6. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                  [ ] FOR           [ ] AGAINST         [ ] ABSTAIN

7. In their discretion, the proxies (and if the undersigned is a proxy, any substitute proxies) are authorized to vote upon such other business as may properly come before the Annual Meeting.

                  This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of each of the six directors nominated for one, two and three year terms, FOR the proposal to amend our Certificate of Incorporation to provide for a classified Board of Directors, FOR the proposal to amend our Certificate of Incorporation to remove the ability of stockholders to act by written consent, FOR the proposal to approve the issuance of up to 25 million shares of our common stock, FOR the proposal to amend our 1999 Omnibus Stock and Incentive Plan, as amended and restated, to increase the number of shares available under such plan, and FOR the ratification of the appointment of Ernst & Young LLP as our independent auditors.

Please sign name exactly as it appears on stock certificate. When shares held by joint tenants all should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


-------------------------------------   ----------------------------------------
Printed Name                            Signature

Dated:                          , 2001
      --------------------------        ----------------------------------------
                                        Title

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE SIX DIRECTORS NOMINATED FOR ONE, TWO AND THREE YEAR TERMS, FOR THE PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO PROVIDE FOR A CLASSIFIED BOARD OF DIRECTORS, FOR THE PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO REMOVE THE ABILITY OF STOCKHOLDERS TO ACT BY WRITTEN CONSENT, FOR THE PROPOSAL TO APPROVE THE ISSUANCE OF UP TO 25 MILLION SHARES OF OUR COMMON STOCK, FOR THE PROPOSAL TO AMEND OUR 1999 OMNIBUS STOCK AND INCENTIVE PLAN, AS AMENDED AND RESTATED, TO INCREASE THE NUMBERS OF SHARES AVAILABLE UNDER SUCH PLAN, AND FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS.